INVESTMENT PROPERTIES - Reconciliation of Net Book Value of Investment Properties (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about investment property [abstract]
Net book value at January 1	$ 5,809	$ 6,378
Addition	12	0
Disposals	(30)	0
Depreciation (included in administrative expenses)	(176)	(196)
Exchange difference	(365)	(373)
Net book value at December 31	$ 5,250	$ 5,809